EXHIBIT 23.1


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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our reports, dated February 11, 2000, included in the Annual Report on Form 10-K of Cone Mills Corporation and subsidiaries for the year ended January 2, 2000. We also consent to the reference to our firm under the caption "Experts" in this Registration Statement.

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                                   MCGLADREY & PULLEN, LLP

Greensboro, North Carolina
December 28, 2000